Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The IMPCO Investment and Tax Savings Plan (the “Plan”) on Form 11-K for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert M. Stemmler, President and Chief Executive Officer, and I, Timothy S. Stone, Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: September 25, 2003

By:	/s/ ROBERT M. STEMMLER
Robert M. Stemmler, President and Chief Executive Officer

By:	/s/ TIMOTHY S. STONE
Timothy S. Stone, Chief Financial Officer and Treasurer